Exhibit 10.1

AMENDMENT NO. 8 TO
THE PROFIT SHARING PLAN OF
QUEST DIAGNOSTICS INCORPORATED

The Profit Sharing Plan of Quest Diagnostics Incorporated, as presently maintained under an amendment and restatement effective as of January 1, 2016 (the “Plan”), is hereby amended in the following respects, effective as of January 1, 2021:

1.    Paragraph (b) of Section 6.1 (“Loans to Participants”) is amended as follows:

(b) Except with respect to pre-existing loans transferred to or merged into this Plan under subsection (k), or as set forth in the last sentence of this subsection (b), a Participant may have only one (1) loan outstanding at any time. For purposes of this subsection (b), a loan that is in default under subsection (e) is treated as outstanding. There must be a minimum of fourteen (14) days (or such other period determined by the Plan Administrator) between the payoff of one Plan loan and the issuance of a new loan, provided that the minimum-day restriction may be waived under procedures established by the Plan Administrator. Notwithstanding the foregoing, during the period from March 27, 2020, through January 31, 2021, a Participant may receive a loan even if the Participant already has a loan outstanding, and the maximum number of loans shall be increased to two (2) for so long as both such loans are outstanding.

2.    Appendix A to the Plan is amended and restated in the form appended to this Amendment.

As evidence of its adoption of this Amendment, Quest Diagnostics Incorporated has caused this Amendment to be executed by its Senior Vice President and Chief Human Resources Officer on May 27, 2021.
QUEST DIAGNOSTICS INCORPORATED

By: /s/ Cecilia K. McKenney
Cecilia K. McKenney
SVP and Chief Human Resources Officer

APPENDIX A PARTICIPATING EMPLOYERS
The Plan allows Employers other than the Company to adopt its provisions. The names (and jurisdictions of organization) of Quest Diagnostics and the other Employers, as of January 1, 2021, in the Plan are:

Members of the Quest Controlled Group	Quest Diagnostics Terracotta LLC (DE)
American Medical Laboratories, Incorporated (DE)	Quest Diagnostics Ventures, LLC (DE)
Athena Diagnostics, Inc. (DE)	Reprosource Fertility Diagnostics, Inc. (MA)
Blueprint Genetics Inc. (DE)	Specialty Laboratories, Inc. (CA)
Diagnostic Reference Services, Inc. (MD)	Quest Diagnostics Health & Wellness, LLC (DE)
ExamOne LLC (DE)	Unilab Corporation (DE)
ExamOne World Wide, Inc. (PA)	AmeriPath Cincinnati, Inc. (OH)
ExamOne World Wide of NJ, Inc. (NJ)	AmeriPath Cleveland, Inc. (OH)
LabOne, LLC (MO)	AmeriPath Consolidated Labs, Inc. (FL)
LabOne of Ohio, Inc. (DE)	AmeriPath Florida, LLC (DE)
Mid America Clinical Laboratories, LLC (IN)*	AmeriPath Hospital Services Florida, LLC (DE)
Quest HealthConnect, LLC (CA)	AmeriPath, Inc. (DE)
Nomad Massachusetts, Inc. (MA)	AmeriPath Indianapolis, P.C. (IN)
Pathology Building Partnership (MD)	AmeriPath Kentucky, Inc. (KY)
PhenoPath Laboratories, PLLC (WA)	AmeriPath Lubbock 5.01(a) Corporation (TX)
Quest Diagnostics Clinical Laboratories, Inc. (DE)	AmeriPath New York, LLC (DE)
Quest Diagnostics Domestic Holder LLC (DE)	AmeriPath Texas Inc. (TX)
Quest Diagnostics Holdings Incorporated (DE)	AmeriPath Tucson, Inc. (AZ)
Quest Diagnostics Incorporated (DE)	Clearpoint Diagnostic Laboratories, LLC (TX)
Quest Diagnostics Incorporated (MD)	Cleveland Heartlab, Inc. (DE)
Quest Diagnostics Incorporated (NV)	Colorado Pathology Consultants, P.C. (CO)
Quest Diagnostics Infectious Disease, Inc. (DE)	Consolidated DermPath, Inc. (DE)
Quest Diagnostics International LLC (DE)	Dermatopathology of Wisconsin, S.C. (WI)
Quest Diagnostics Investments LLC (DE)	DFW 5.01(a) Corporation (TX)
Quest Diagnostics LLC (CT)	Diagnostic Pathology Services, Inc. (OK)
Quest Diagnostics LLC (IL)	Institute for Dermatopathology, P.C. (PA)
Quest Diagnostics LLC (MA)	Kailash B. Sharma, M.D., Inc. (GA)
Quest Diagnostics Massachusetts LLC (MA)	Kilpatrick Pathology, P.A. (NC)
Quest Diagnostics Nichols Institute (CA)	Med Fusion, LLC (TX)
Quest Diagnostics Nichols Institute, Inc. (VA)	Nuclear Medicine and Pathology Associates (GA)
Quest Diagnostics of Pennsylvania Inc. (DE)	Ocmulgee Medical Pathology Association, Inc. (GA)
Quest Diagnostics Receivables Inc. (DE)
Quest Diagnostics TB, LLC (DE)

* The vesting service as of January 1, 2021, of a Participant who was a participant in the Mid America Clinical Laboratories Retirement Savings Plan on January 1, 2021, shall be equal to the total period of time commencing on such Participant’s Benefit Service Date, as communicated to the Company by Mid America Clinical Laboratories, LLC, which amount shall be final and conclusive as to the number of years of vesting service to which such Participant was entitled as of January 1, 2021.